Exhibit 99.2
Peloton Announces Leadership Transitions to Position Peloton for Sustainable Growth, Profitability, and Long-Term Success

Barry McCarthy Appointed CEO & President

John Foley to Become Executive Chair

William Lynch Transitions from President

NEW YORK, February 8, 2022 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced the following leadership transitions:

•Barry McCarthy, who has held senior leadership roles at Spotify and Netflix and is a longtime advisor and board member at public and private technology companies, has been appointed CEO and President of Peloton, effective on February 9, 2022. He will also join Peloton’s Board of Directors.

•Peloton Co-Founder John Foley will become Executive Chair.

•William Lynch transitions from President of Peloton to a non-executive director on the Board.

Karen Boone, Lead Independent Director, said, “Today’s leadership changes are the culmination of a succession planning process that the Board and John have worked on together over the last several months. We all agree that Barry is uniquely suited to lead Peloton into its next chapter and that this leadership transition will best position Peloton for sustainable growth, profitability, and long-term success. Barry is a proven leader, well known for his financial acumen and record of driving transformative change at iconic companies including Netflix and Spotify. In addition to his own extensive experience and expertise, Barry will also benefit from John’s continued support as Executive Chair, which we view as a winning combination for all Peloton stakeholders.”

Foley said, “Since founding Peloton a decade ago, we’ve grown this brand to engage and motivate a loyal community of more than 6.6 million Members. I’m incredibly proud to have worked with such talented teammates over the years who have helped me build Peloton into what it is today, and I’m confident that Barry is the right leader to take the company into its next phase of growth. He’s not only recognized as an expert in running subscription business models and helping category-leading digital streaming companies flourish, but he has also had tremendous success in partnering with founder CEOs at other brands. I’m excited to learn from him and work alongside him as Executive Chair.”

McCarthy said, “As a passionate Peloton Member, I have experienced firsthand this fantastic company’s mission and believe there is enormous potential for the platform. I’m honored to join Peloton at such an important moment in the company’s history and look forward to working closely with John, the Board, and Peloton’s team members at all levels of the organization to execute against Peloton’s strategy and take the business to the next level.”

About Barry McCarthy

McCarthy is a seasoned executive who served as CFO of Spotify from 2015 to January 2020, and CFO of Netflix from 1999 to 2010. Prior to Netflix, McCarthy held various leadership positions in management consulting, investment banking, and media and entertainment. McCarthy has served on the boards of directors of Spotify and Instacart since January 2020 and January 2021, respectively. In addition, McCarthy has served as a member of the boards of Chegg, Eventbrite, MSD Acquisition Corp, Pandora, and Rent the Runway. He has also served as a consultant at Technology Crossover Ventures (TCV), one of the largest growth equity firms which has invested over $10B in public and private technology companies.

McCarthy holds a Bachelor of Arts in History from Williams College and a Master of Business Administration in Finance from the Wharton School at the University of Pennsylvania.

Exhibit 99.2
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the composition of our board of directors, changes to our leadership team, our future operating results and financial position, our profitability, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.
We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to effectively manage our growth; our ability to accurately forecast consumer demand of our products and services and adequately maintain our inventory; our ability to execute and achieve the benefits of our restructuring initiative and other cost saving measures; our ability to anticipate consumer preferences and successfully develop and introduce new products and services; demand for our products and services and growth of the connected fitness products industry; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; the effects of increased competition in our markets and our ability to compete effectively; our reliance on and our ability to partner with third parties such as music licensors, service providers, and suppliers; declines in sales of our Bike and Bike+; our reliance on and lack of control over third-party suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 and “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2021, as such factors may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.
You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton is the leading interactive fitness platform in the world with a loyal community of more than 6.6 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and

Exhibit 99.2
media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. The brand's immersive content is accessible through the Peloton Bike, Peloton Tread, Peloton Bike+, and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device, Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the US, UK, Canada, Germany, and Australia. For more information, visit www.onepeloton.com.

Investor Relations Contact:
Peter Stabler
investor@onepeloton.com

Media Contact:
Jessica Kleiman
press@onepeloton.com